CONSOLIDATED BALANCE SHEETS (in thousands except share data) (Parenthetical) - shares	Dec. 31, 2021	Dec. 31, 2020
CONSOLIDATED BALANCE SHEETS
Preferred stock, authorized shares (including Series A)	5,000,000	5,000,000
Preferred stock, issued shares	200,000	200,000
Preferred stock, outstanding shares	200,000	200,000
Common stock, authorized shares	30,000,000	30,000,000
Common stock, issued shares	8,621,007	8,416,335
Common stock, outstanding shares	8,621,007	8,416,335